                              COMPUTATION MATERIALS

                        (FREMONT INVESTMENT & LOAN LOGO)

                                  $792,878,000
                                  (APPROXIMATE)

                         FREMONT HOME LOAN TRUST 2006-E
                   MORTGAGE-BACKED CERTIFICATES, SERIES 2006-E

                     FREMONT MORTGAGE SECURITIES CORPORATION
                                   (DEPOSITOR)

                            FREMONT INVESTMENT & LOAN
                        (ORIGINATOR, SELLER AND SERVICER)

                             WELLS FARGO BANK, N.A.
                    (MASTER SERVICER AND TRUST ADMINISTRATOR)

                                NOVEMBER 13, 2006
                              (GOLDMAN SACHS LOGO)

The issuer has filed a registration statement (including a base prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest in this offering, you should read the base prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov (http://www.sec.gov/). Alternatively, Goldman, Sachs & Co. will arrange to send you the base prospectus at no charge if you request it by calling toll-free 1-800-323-5678.

This free writing prospectus is being delivered to you solely to provide you with information about the offering and to solicit an offer to purchase the offered securities. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities. Any such commitment shall be subject to the conditions specified below.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supercedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities. If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The underwriters' obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

For asset-backed and mortgage-backed securities: Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. The information in this free writing prospectus may reflect assumptions specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear below or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of these materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

FHLT SERIES 2006-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2006-E     (FREMONT INVESTMENT & LOAN LOGO)

                                BREAKEVEN LOSSES

CLASS                 M-1          M-2          M-3         M-4         M-5        M-6
RATING (S/M/F)    AA+/Aa1/AA+   AA/Aa2/AA   AA-/Aa3/AA   A+/A1/AA-    A/A2/A+    A-/A3/A
--------------    -----------   ---------   ----------   ---------   --------   --------
LOSS SEVERITY          30%         30%          30%          30%        30%        30%
DEFAULT             56.7 CDR     38.8 CDR    34.0 CDR     27.9 CDR   23.8 CDR   21.1 CDR
COLLATERAL LOSS      22.29%       18.32%      16.98%       15.04%     13.55%     12.48%

LOSS SEVERITY          40%         40%          40%          40%        40%        40%
DEFAULT             35.8 CDR     26.0 CDR    23.2 CDR     19.4 CDR   16.9 CDR   15.1 CDR
COLLATERAL LOSS      23.33%       19.16%      17.76%       15.69%     14.20%     13.05%

LOSS SEVERITY          50%         50%          50%          50%        50%        50%
DEFAULT             26.1 CDR     19.5 CDR    17.6 CDR     14.9 CDR   13.0 CDR   11.8 CDR
COLLATERAL LOSS      24.01%       19.69%      18.28%       16.15%     14.53%     13.46%

CLASS                  M-7            M-8             M-9            M-10
RATING (S/M/F)    BBB+/Baa1/A-   BBB/Baa1/BBB+   BBB-/Baa2/BBB   BB+/Ba1/BBB-
--------------    ------------   -------------   -------------   ------------
LOSS SEVERITY          30%            30%             30%             30%
DEFAULT             18.3 CDR        16.5 CDR       13.7 CDR        11.5 CDR
COLLATERAL LOSS      11.29%          10.46%          9.08%           7.91%

LOSS SEVERITY          40%            40%             40%             40%
DEFAULT             13.2 CDR        12.0 CDR       10.1 CDR         8.5 CDR
COLLATERAL LOSS      11.77%          10.91%          9.49%           8.22%

LOSS SEVERITY          50%            50%             50%             50%
DEFAULT             10.4 CDR        9.4 CDR         8.0 CDR         6.8 CDR
COLLATERAL LOSS      12.15%          11.18%          9.76%           8.48%

ASSUMPTIONS:

1)   Run at the Pricing Speed to Maturity

2)   Forward LIBOR

3)   Triggers are failing

4)   12 month liquidation lag

5) "Break" is the CDR that creates the first dollar of principal loss on the related bond

6)   Defaults are in addition to prepayments

7)   Advancing P&I

FHLT SERIES 2006-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2006-E     (FREMONT INVESTMENT & LOAN LOGO)

                          WEIGHTED AVERAGE LIFE TABLES

CLASS II-A1 TO CALL

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    1.35      1.18      1.05       0.91       0.81
MDUR (YR) (30/360)          1.26      1.11      0.99       0.87       0.77
FIRST PRIN PAY                 1         1         1          1          1
LAST PRIN PAY                 28        24        22         19         17

CLASS II-A1 TO MATURITY

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    1.35      1.18      1.05       0.91       0.81
MDUR (YR) (30/360)          1.26      1.11      0.99       0.87       0.77
FIRST PRIN PAY                 1         1         1          1          1
LAST PRIN PAY                 28        24        22         19         17

CLASS II-A2 TO CALL

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    4.95      3.91      3.00       2.13       1.86
MDUR (YR) (30/360)          4.12      3.35      2.65       1.95       1.72
FIRST PRIN PAY                28        24        22         19         17
LAST PRIN PAY                110        89        74         34         28

CLASS II-A2 TO MATURITY

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    5.05      3.99      3.08       2.13       1.86
MDUR (YR) (30/360)          4.18      3.40      2.70       1.95       1.72
FIRST PRIN PAY                28        24        22         19         17
LAST PRIN PAY                142       116        97         34         28

CLASS II-A3 TO CALL

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    9.22      7.47      6.22       2.98       2.43
MDUR (YR) (30/360)          7.00      5.93      5.11       2.67       2.22
FIRST PRIN PAY               110        89        74         34         28
LAST PRIN PAY                110        89        74         36         29

CLASS II-A3 TO MATURITY

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                   15.84     13.03      11.04      2.98       2.43
MDUR (YR) (30/360)         10.08      8.89       7.92      2.67       2.22
FIRST PRIN PAY               142       116         97        34         28
LAST PRIN PAY                254       210        177        36         29

FHLT SERIES 2006-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2006-E     (FREMONT INVESTMENT & LOAN LOGO)

                          WEIGHTED AVERAGE LIFE TABLES

CLASS M-1 TO CALL

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    3.91      3.71      4.03       4.59       3.75
MDUR (YR) (30/360)          3.41      3.26      3.51       3.93       3.29
FIRST PRIN PAY                37        40        43         48         39
LAST PRIN PAY                 60        49        52         59         48

CLASS M-1 TO MATURITY

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    3.91      3.71      4.03       4.62       3.77
MDUR (YR) (30/360)          3.41      3.26      3.51       3.96       3.31
FIRST PRIN PAY                37        40        43         48         39
LAST PRIN PAY                 60        49        52         63         51

CLASS M-2 TO CALL

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    7.09      5.74      5.13       4.97       4.05
MDUR (YR) (30/360)          5.64      4.74      4.32       4.21       3.52
FIRST PRIN PAY                60        49        52         59         48
LAST PRIN PAY                110        89        74         59         48

CLASS M-2 TO MATURITY

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    7.16      5.80      5.18       6.47       5.32
MDUR (YR) (30/360)          5.68      4.78      4.36       5.25       4.45
FIRST PRIN PAY                60        49        52         63         51
LAST PRIN PAY                126       102        85        100         83

CLASS M-3 TO CALL

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    9.22      7.47      6.22       4.97       4.05
MDUR (YR) (30/360)          6.96      5.91      5.09       4.21       3.52
FIRST PRIN PAY               110        89        74         59         48
LAST PRIN PAY                110        89        74         59         48

CLASS M-3 TO MATURITY

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                   13.80     11.24      9.38       9.85       8.16
MDUR (YR) (30/360)          9.18      7.99      7.00       7.29       6.31
FIRST PRIN PAY               126       102        85        100         83
LAST PRIN PAY                221       181       152        144        120

FHLT SERIES 2006-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2006-E     (FREMONT INVESTMENT & LOAN LOGO)

                          WEIGHTED AVERAGE LIFE TABLES

CLASS M-4 TO CALL

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    6.05      5.04      4.49       4.20       3.43
MDUR (YR) (30/360)          4.87      4.20      3.82       3.63       3.03
FIRST PRIN PAY                37        39        42         45         37
LAST PRIN PAY                110        89        74         59         48

CLASS M-4 TO MATURITY

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    6.69      5.57      4.93       4.57       3.74
MDUR (YR) (30/360)          5.19      4.50      4.09       3.87       3.25
FIRST PRIN PAY                37        39        42         45         37
LAST PRIN PAY                192       157       131        106         87

CLASS M-5 TO CALL

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    6.05      5.02      4.44       4.06       3.31
MDUR (YR) (30/360)          4.86      4.18      3.78       3.51       2.93
FIRST PRIN PAY                37        39        41         43         35
LAST PRIN PAY                110        89        74         59         48

CLASS M-5 TO MATURITY

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    6.66      5.52      4.86       4.41       3.60
MDUR (YR) (30/360)          5.17      4.46      4.04       3.75       3.14
FIRST PRIN PAY                37        39        41         43         35
LAST PRIN PAY                183       149       124        100         83

CLASS M-6 TO CALL

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    6.05      5.02      4.41       3.98       3.25
MDUR (YR) (30/360)          4.85      4.17      3.75       3.44       2.87
FIRST PRIN PAY                37        38        40         42         34
LAST PRIN PAY                110        89        74         59         48

CLASS M-6 TO MATURITY

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    6.62      5.49      4.80       4.31       3.52
MDUR (YR) (30/360)          5.14      4.44      3.99       3.67       3.07
FIRST PRIN PAY                37        38        40         42         34
LAST PRIN PAY                175       142       119         96         79

FHLT SERIES 2006-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2006-E     (FREMONT INVESTMENT & LOAN LOGO)

                          WEIGHTED AVERAGE LIFE TABLES

CLASS M-7 TO CALL

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    6.05      5.00      4.39       3.92       3.19
MDUR (YR) (30/360)          4.78      4.10      3.69       3.36       2.80
FIRST PRIN PAY                37        38        39         41         33
LAST PRIN PAY                110        89        74         59         48

CLASS M-7 TO MATURITY

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    6.58      5.44      4.75       4.23       3.45
MDUR (YR) (30/360)          5.04      4.35      3.91       3.57       2.99
FIRST PRIN PAY                37        38        39         41         33
LAST PRIN PAY                168       137       114         92         75

CLASS M-8 TO CALL

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    6.05      5.00      4.36       3.87       3.16
MDUR (YR) (30/360)          4.70      4.05      3.63       3.29       2.75
FIRST PRIN PAY                37        38        39         40         32
LAST PRIN PAY                110        89        74         59         48

CLASS M-8 TO MATURITY

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    6.54      5.40      4.70       4.15       3.40
MDUR (YR) (30/360)          4.94      4.26      3.83       3.47       2.92
FIRST PRIN PAY                37        38        39         40         32
LAST PRIN PAY                160       130       108         87         71

CLASS M-9 TO CALL

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    6.05      5.00      4.35       3.83       3.12
MDUR (YR) (30/360)          4.52      3.91      3.51       3.17       2.66
FIRST PRIN PAY                37        37        38         39         32
LAST PRIN PAY                110        89        74         59         48

CLASS M-9 TO MATURITY

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    6.47      5.35      4.64       4.07       3.33
MDUR (YR) (30/360)          4.70      4.08      3.67       3.32       2.79
FIRST PRIN PAY                37        37        38         39         32
LAST PRIN PAY                153       124       103         83         68

FHLT SERIES 2006-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2006-E     (FREMONT INVESTMENT & LOAN LOGO)

                          WEIGHTED AVERAGE LIFE TABLES

CLASS M-10 TO CALL*

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    6.05      4.98      4.33       3.78       3.08
MDUR (YR) (30/360)          4.42      3.81      3.43       3.08       2.57
FIRST PRIN PAY                37        37        38         38         31
LAST PRIN PAY                110        89        74         59         48

CLASS M-10 TO MATURITY*

                          70% PPC   85% PPC   100% PPC   120% PPC   140% PPC
                          -------   -------   --------   --------   --------
WAL (YR)                    6.31      5.20      4.51       3.93       3.21
MDUR (YR) (30/360)          4.52      3.90      3.51       3.17       2.65
FIRST PRIN PAY                37        37        38         38         31
LAST PRIN PAY                140       113        94         76         62

*    Class M10 priced at 85.2406.

FHLT SERIES 2006-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2006-E     (FREMONT INVESTMENT & LOAN LOGO)

             AVAILABLE FUNDS SCHEDULES FOR THE GROUP 2 CERTIFICATES
                      ASSUMPTIONS TO OPTIONAL TERMINATION

           NET     EFFECTIVE NET
         WAC (1)     WAC (1,2)
PERIOD     (%)          (%)
------   -------   -------------
   1         N/A          N/A
   2       7.568       21.729
   3       8.378       22.531
   4       7.567       21.710
   5       7.820       21.950
   6       7.567       21.684
   7       7.819       21.921
   8       7.567       21.651
   9       7.567       21.632
  10       7.820       21.863
  11       7.567       21.588
  12       7.820       21.817
  13       7.568       21.540
  14       7.569       21.515
  15       8.093       22.013
  16       7.571       21.464
  17       7.832       21.696
  18       7.591       21.426
  19       7.887       21.690
  20       7.759       21.526
  21       7.934       21.657
  22       8.743       22.416
  23       8.577       22.181
  24       9.608       15.444
  25       9.306       15.218
  26       9.363       15.320
  27      10.460       16.451

           NET     EFFECTIVE NET
         WAC (1)     WAC (1,2)
PERIOD     (%)          (%)
------   -------   -------------
  28       9.701       15.678
  29      10.079       16.088
  30      10.086       16.127
  31      10.434       16.507
  32      10.156       16.261
  33      10.245       16.383
  34      10.874       17.044
  35      10.628       16.831
  36      11.510       15.774
  37      11.124       15.429
  38      11.113       15.460
  39      12.294       16.682
  40      11.106       15.536
  41      11.491       15.962
  42      11.199       15.712
  43      11.556       16.111
  44      11.170       15.767
  45      11.160       15.800
  46      11.532       16.215
  47      11.172       15.898
  48      11.622       16.391
  49      11.231       16.042
  50      11.214       16.069
  51      12.396       17.296
  52      11.180       16.123
  53      11.535       16.522
  54      11.146       16.177

           NET     EFFECTIVE NET
         WAC (1)     WAC (1,2)
PERIOD     (%)          (%)
------   -------   -------------
  55      11.499       16.576
  56      11.111       16.232
  57      11.096       16.263
  58      11.454       16.666
  59      11.067       16.324
  60      11.428       16.656
  61      11.042       16.316
  62      11.024       16.345
  63      11.767       17.134
  64      10.993       16.406
  65      11.341       16.801
  66      10.962       16.469
  67      11.309       16.864
  68      10.926       16.528
  69      10.910       16.559
  70      11.258       16.954
  71      10.876       16.621
  72      11.225       17.018
  73      10.845       10.845
  74      10.827       10.827

(1) Assumes 1 month LIBOR and 6 month LIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.

(2)  Assumes proceeds from the Interest Rate Swap Agreement are included.

FHLT SERIES 2006-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2006-E     (FREMONT INVESTMENT & LOAN LOGO)

           AVAILABLE FUNDS SCHEDULES FOR THE SUBORDINATE CERTIFICATES
                       ASSUMPTIONS TO OPTIONAL TERMINATION

           NET     EFFECTIVE NET
         WAC (1)     WAC (1,2)
PERIOD     (%)          (%)
------   -------   -------------
   1         N/A         N/A
   2       7.666      21.828
   3       8.487      22.639
   4       7.665      21.807
   5       7.919      22.050
   6       7.663      21.780
   7       7.918      22.019
   8       7.661      21.745
   9       7.660      21.725
  10       7.915      21.959
  11       7.659      21.680
  12       7.914      21.911
  13       7.658      21.630
  14       7.658      21.604
  15       8.186      22.106
  16       7.658      21.550
  17       7.916      21.781
  18       7.667      21.502
  19       7.966      21.768
  20       7.821      21.588
  21       7.973      21.696
  22       8.742      22.415
  23       8.607      22.211
  24       9.756      15.593
  25       9.447      15.359
  26       9.495      15.452
  27      10.592      16.582

           NET     EFFECTIVE NET
         WAC (1)     WAC (1,2)
PERIOD     (%)          (%)
------   -------   -------------
  28       9.804      15.781
  29      10.201      16.210
  30      10.260      16.301
  31      10.614      16.687
  32      10.323      16.428
  33      10.404      16.541
  34      11.021      17.191
  35      10.803      17.006
  36      11.805      16.070
  37      11.410      15.716
  38      11.398      15.745
  39      12.609      16.997
  40      11.390      15.819
  41      11.792      16.262
  42      11.516      16.029
  43      11.883      16.438
  44      11.486      16.083
  45      11.475      16.115
  46      11.857      16.539
  47      11.493      16.219
  48      11.981      16.749
  49      11.577      16.389
  50      11.559      16.415
  51      12.778      17.677
  52      11.523      16.467
  53      11.889      16.877
  54      11.488      16.519

           NET     EFFECTIVE NET
         WAC (1)     WAC (1,2)
PERIOD     (%)          (%)
------   -------   -------------
  55      11.852      16.928
  56      11.451      16.572
  57      11.434      16.600
  58      11.803      17.014
  59      11.403      16.660
  60      11.772      17.000
  61      11.374      16.648
  62      11.355      16.676
  63      12.119      17.486
  64      11.321      16.735
  65      11.679      17.139
  66      11.286      16.794
  67      11.643      17.198
  68      11.248      16.850
  69      11.230      16.879
  70      11.587      17.284
  71      11.194      16.939
  72      11.551      17.343
  73      11.159      11.159
  74      11.139      11.139

(1) Assumes 1 month LIBOR and 6 month LIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.

(2)  Assumes proceeds from the Interest Rate Swap Agreement are included.

FHLT SERIES 2006-E TRUST
MORTGAGE-BACKED CERTIFICATES, SERIES 2006-E     (FREMONT INVESTMENT & LOAN LOGO)

                                  EXCESS SPREAD

                                        EXCESS SPREAD       EXCESS SPREAD
         FWD 1 MONTH   FWD 6 MONTH      UNDER STATIC        UNDER FORWARD
PERIOD    LIBOR (%)     LIBOR (%)    LIBOR (%)(1,2,3,4)   LIBOR (%) (1,2,4)
------   -----------   -----------   ------------------   -----------------
   1        5.370         5.364              N/A                  N/A
   2        5.359         5.298            2.534                2.534
   3        5.319         5.241            3.041                3.041
   4        5.270         5.189            2.533                2.531
   5        5.223         5.130            2.699                2.699
   6        5.165         5.068            2.532                2.529
   7        5.107         5.010            2.698                2.698
   8        5.049         4.954            2.532                2.528
   9        4.983         4.897            2.532                2.528
  10        4.919         4.856            2.697                2.697
  11        4.862         4.821            2.532                2.528
  12        4.820         4.791            2.697                2.697
  13        4.772         4.770            2.533                2.529
  14        4.738         4.760            2.533                2.529
  15        4.726         4.754            2.867                2.867
  16        4.710         4.752            2.535                2.531
  17        4.698         4.753            2.703                2.703
  18        4.700         4.755            2.547                2.542
  19        4.704         4.761            2.750                2.742
  20        4.706         4.766            2.690                2.657
  21        4.710         4.771            2.835                2.777
  22        4.713         4.777            3.445                3.287
  23        4.717         4.786            3.417                3.227
  24        4.728         4.793            4.262                4.235
  25        4.734         4.800            4.086                4.062
  26        4.742         4.809            4.084                4.054
  27        4.749         4.817            4.593                4.522
  28        4.758         4.825            4.086                4.048
  29        4.765         4.833            4.252                4.200
  30        4.772         4.841            4.083                4.048
  31        4.781         4.851            4.248                4.198
  32        4.788         4.858            4.085                4.040
  33        4.796         4.867            4.097                4.047
  34        4.805         4.874            4.294                4.232
  35        4.812         4.883            4.199                4.130
  36        4.823         4.890            4.576                4.535
  37        4.829         4.898            4.409                4.373
  38        4.838         4.907            4.221                4.196
  39        4.845         4.914            4.758                4.710
  40        4.854         4.923            4.273                4.258

                                        EXCESS SPREAD       EXCESS SPREAD
         FWD 1 MONTH   FWD 6 MONTH      UNDER STATIC        UNDER FORWARD
PERIOD    LIBOR (%)     LIBOR (%)    LIBOR (%)(1,2,3,4)   LIBOR (%) (1,2,4)
------   -----------   -----------   ------------------   -----------------
  41        4.860         4.928            4.448                4.422
  42        4.868         4.936            4.272                4.269
  43        4.875         4.943            4.439                4.422
  44        4.881         4.948            4.264                4.254
  45        4.889         4.955            4.256                4.244
  46        4.893         4.960            4.419                4.401
  47        4.900         4.968            4.240                4.230
  48        4.908         4.974            4.402                4.391
  49        4.913         4.982            4.223                4.218
  50        4.920         4.988            4.215                4.207
  51        4.926         4.995            4.719                4.684
  52        4.934         5.003            4.198                4.190
  53        4.940         5.009            4.360                4.343
  54        4.948         5.016            4.183                4.183
  55        4.953         5.024            4.346                4.336
  56        4.960         5.030            4.169                4.164
  57        4.967         5.039            4.164                4.157
  58        4.973         5.045            4.333                4.321
  59        4.980         5.052            4.156                4.150
  60        4.989         5.059            4.325                4.322
  61        4.995         5.066            4.146                4.147
  62        5.005         5.073            4.137                4.133
  63        5.010         5.079            4.468                4.451
  64        5.017         5.084            4.119                4.117
  65        5.023         5.089            4.280                4.271
  66        5.029         5.094            4.100                4.106
  67        5.033         5.099            4.261                4.259
  68        5.039         5.103            4.081                4.083
  69        5.041         5.106            4.072                4.073
  70        5.045         5.111            4.232                4.230
  71        5.049         5.116            4.052                4.056
  72        5.054         5.122            4.213                4.216
  73        5.059         5.126            3.939                4.072
  74        5.065         5.130            3.928                4.057

(1) The excess spread cited herein is calculated assuming all indices adjust to the rates specified in each respective forward curve and that the collateral is run at the pricing speed of 100% ARM PPC, and 100% FRM PPC to the Clean-up Call Date (30/360 basis).

(2) Calculated as (a) interest collections on the collateral (net of the trust administrations, servicing fees and swap fees), less total interest on the Certificates divided by (b) collateral balance as of the beginning period.

(3)  Assumes 1 month LIBOR stays at 5.370% and 6month LIBOR stays at 5.364%.

(4)  Assumes proceeds from the Interest Rate Swap Agreement are included.